_____________________________________________________________________________

securities and exchange commission

Washington, D.C. 20549

__________________________

FORM T-1

Statement of Eligibility Under

The Trust Indenture Act of 1939 of a

Corporation Designated to Act as Trustee

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Fonda Hall

U.S. Bank National Association

633 West 5th Street, Los Angeles CA 90071
213.615.6023

 (Name, address and telephone number of agent for service)

Ministry Partners Investment Company, LLC

                                                      (Issuer with respect to the Securities)

California	26-3959348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

915 West Imperial Highway, Suite 120 Brea, California	92821
(Address of Principal Executive Offices)	(Zip Code)

Debt Securities

 (Title of the Indenture Securities)

FORM T-1

Item 1.       GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

                                      Comptroller of the Currency

                                      Washington, D.C.

b)Whether it is authorized to exercise corporate trust powers.

                                      Yes

Item 2.       AFFILIATIONS WITH THE OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                                      None

Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1.   A copy of the Articles of Association of the Trustee.*

                  2.   A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

                  3.   A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

                  4.   A copy of the existing bylaws of the Trustee.**

                  5.   A copy of each Indenture referred to in Item 4.  Not applicable.

                  6.   The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

                  7.   Report of Condition of the Trustee as of June 30, 2020 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

           * Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

           ** Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION,  a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, State of California on the 9th of November, 2020.

                                                       By:           /s/ Fonda Hall________

                                                                      Fonda Hall

                                                                        Vice President

Exhibit 2

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Brian Brooks, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, June 1, 2020, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia

Acting Comptroller of the Currency

2020-00621-C

Exhibit 3

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF FIDUCIARY POWERS

I, Brian Brooks, Acting Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, June 1, 2020, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Acting Comptroller of the Currency

CURRENCY BUREAU SEAL OF THE Comptroller OF THE CURRENCY TREASURY DEPARTMENT

2020-00621-C

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: Noverember 9, 2020

                                                      By:           /s/ Fonda Hall_______

                                                                      Fonda Hall

                                                                      Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 6/30/2020

($000’s)

                                                                                                 6/30/2020

Assets

     Cash and Balances Due From                                      $  52,265,124

          Depository Institutions

     Securities                                                                        126,598,837

     Federal Funds                                                                               806

     Loans & Lease Financing Receivables                          311,129,409

     Fixed Assets                                                                       7,834,494

     Intangible Assets                                                                2,365,020

     Other Assets                                                                     26,097,656

     Total Assets                                                                 $536,291,346

Liabilities

     Deposits                                                                        $425,279,286

     Fed Funds                                                                           2,453,923

     Treasury Demand Notes                                                                  0

     Trading Liabilities                                                              1,018,213

     Other Borrowed Money                                                   36,976,115

     Acceptances                                                                                     0

     Subordinated Notes and Debentures                                  3,850,000

     Other Liabilities                                                                14,538,821

     Total Liabilities                                                           $484,116,358

Equity

     Common and Preferred Stock                                                 18,200

     Surplus                                                                             14,266,915

     Undivided Profits                                                             37,089,306

     Minority Interest in Subsidiaries                                           800,567

           Total Equity Capital                                               $52,174,988

Total Liabilities and Equity Capital                               $536,291,346